                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   June 21, 1994
      -----------------------------------------------------------------
                                                         (June 06, 1994)


                         AMES DEPARTMENT STORES, INC.
                         ----------------------------
            (Exact Name of Registrant As Specified In Its Charter)


                                    DELAWARE
                ----------------------------------------------
                (State Or Other Jurisdiction Of Incorporation)


            1-5380                                 04-2269444
       ------------------------          ---------------------------------
     (Commission File Number)          (IRS Employer Identification No.)


       2418 Main Street; Rocky Hill, Connecticut             06067-0801
        -----------------------------------------             ----------
       (Address Of Principal Executive Offices)              (Zip Code)


                                (203) 257-2000
            ------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
        -------------------------------------------------------------
        (Former Name Or Former Address, If Changed Since Last Report)





                           Exhibit Index on Page 3

                       Page 1 of 19 (Including Exhibit)

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ITEM 5:  OTHER EVENTS

         On June 6, 1994, Ames Department Stores, Inc. (the "Company") entered into an employment agreement with Joseph Ettore to retain his services as the Company's President and Chief Executive Officer.
         That agreement, as amended, calls for his services to commence on June 9, 1994. A copy of the employment agreement and the amendment thereto dated June 9, 1994 is attached as Exhibit 10 and is incorporated by reference herein. In addition, at its meeting on June 15, 1994, the Company's Board of Directors elected Mr. Ettore as a Director effective July 1, 1994.


ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit:  10     Employment Agreement dated June 6, 1994 and
                          Amendment thereto dated June 9, 1994 between
                          Ames Department Stores, Inc. and Joseph Ettore.

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                               INDEX TO EXHIBITS








      EXHIBIT NO.                  EXHIBIT                           PAGE NO.
      -----------                  -------                           --------

         10           Employment Agreement dated June 6, 1994            5
                      and Amendment thereto dated June 9, 1994 between Ames Department Stores, Inc. and
                      Joseph Ettore.

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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                          AMES DEPARTMENT STORES, INC.
                                          -----------------------------
                                                    Registrant





Dated:  June 21, 1994                 By: /S/ WILLIAM C. NAJDECKI
                                          -----------------------------
                                           William C. Najdecki
                                           Senior Vice President,
                                           Chief Accounting Officer

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                                                                   Exhibit 10


                             EMPLOYMENT AGREEMENT


         Agreement, dated as of June 6, 1994, between AMES DEPARTMENT STORES, INC., a Delaware corporation (the "Company"), and JOSEPH ETTORE, residing at 15 Michael Lane, Scotch Plains, New Jersey 07076 (the "Executive").

                            W I T N E S S E T H :

            WHEREAS, the Company is engaged in the business of operating self-service retail discount department stores (the "Business"); and
            WHEREAS, the Company desires to retain the services of the Executive in the capacities of Chief Executive Officer and President of the Company, and the Executive desires to provide such services in such capacities to the Company, on the terms and subject to the conditions set forth in this Agreement;
            NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

            1. EMPLOYMENT AND TERM. The Company hereby employs the Executive, and the Executive hereby accepts employment by the Company, in the capacities and on the terms and subject to the conditions set forth herein, for the period commencing on July 1, 1994 and ending on June 30, 1997, unless terminated earlier as provided herein (the "Term of Employment"). The Company hereby agrees to notify the Executive not later than December 31, 1996, whether the Company intends to seek to negotiate an extension of the Term of Employment.

            2. DUTIES. During the Term of Employment, the Executive shall serve as the Company's Chief Executive Officer and President. In addition, while it is understood that the right to elect directors of the Company is by law vested in the stockholders of the Company, it is nevertheless contemplated, subject to such right, that the Executive shall, at all times during the Term of Employment, be a member of the Board of Directors of the Company; PROVIDED that the failure of the Executive to be elected a director or to retain a directorship of the Company shall not constitute a breach of this Agreement by the Company. As chief executive officer, the Executive shall be the most senior officer of the Company, with all supervisory authority and power over the other senior officers of the Company, including principal responsibility for recommendations to the Board of Directors of the Company regarding the hiring and termination of other senior officers and with such other powers, duties and responsibilities with respect to the business of the Company as are customary to his offices and positions or as the Board of Directors of the Company may reasonably request consistent therewith.

            The Executive shall serve the Company faithfully and to the best of his ability in such capacities, devoting substantially all of his business time, attention, knowledge, energy and skills to such employment.

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        The Executive shall reside during the business week and be based at the
Company's offices in Rocky Hill, Connecticut or in the same geographic region, but the Executive shall travel as reasonably required in connection with the performance of his duties hereunder. If elected, the Executive also shall serve during any part of the Term of Employment as any other officer of the Company or as an officer or director of any of the Company's subsidiaries without any additional compensation other than as specified in this Agreement.
        3. COMPENSATION AND BENEFITS. As full and complete compensation to the Executive for his execution and delivery of this Agreement and performance of the services required hereunder, the Company shall pay, grant or provide the Executive, and the Executive agrees to accept, the following salary and other compensation and benefits (all such amounts to be calculated in United States dollars):

        (a) a base salary, payable in accordance with the Company's standard payroll practices for senior executive officers, of $750,000 per annum ("Base Salary");

        (b) an annual bonus, payable with respect to each full fiscal year of the Company during the Term of Employment, or pro rata portion thereof, in each case based upon the performance of the Company for each applicable full fiscal year of the Company and otherwise in accordance with the Company's Annual Incentive Compensation Plan, in effect from time to time, but not less than $75,000 for the fiscal year ending January 28, 1995;

        (c) a one-time, non-refundable lump-sum cash payment of $350,000, which shall be deemed to be earned in full upon the execution and delivery of this Agreement and which shall be payable in full on the commencement of employment under Section 1;

        (d) an option (the "Option") to acquire up to 200,000 shares (the "Option Shares") of common stock, par value $.01 per share, of the Company (the "Common Stock") in accordance with the Company's 1994 Management Stock Option Plan, subject to approval of such plan by the stockholders of the Company at its annual meeting to be held on June 15, 1994;

        (e) reimbursement to the Executive of $12,000 per year for the cost of maintaining $500,000 of life insurance, plus additional life insurance underwritten by the Company's present insurer (or another insurer reasonably acceptable to the Company and the Executive) in the face amount of $500,000; PROVIDED that the Executive shall assist the Company in procuring such insurance by submitting to reasonable medical examinations and by filling out, executing and delivering such applications and other instruments in writing as may reasonably be required by any insurer to which the Company may apply;

        (f) the right to participate in any savings and stock option plans or programs and in any medical, dental, disability, retirement, insurance, savings, vacation, holiday, paid sick leave or other plans as in effect from time to time for the benefit of the Company's senior executive officers;

        (g) the right to participate in any long-term incentive program as in effect from time to time for the benefit of senior executive officers implemented by the Company or any of its subsidiaries;

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        (h)  an annual automobile allowance, payable in equal monthly installments during the Term of Employment, in an amount in accordance with the policies and procedures of the Company as in effect from time to time for senior executive officers, but not less than $1,800 per month;

        (i) prompt reimbursement for all reasonable business-related expenses incurred by the Executive, in accordance with the policies and procedures of the Company as in effect from time to time for senior executive officers;

        (j) paid vacation in accordance with the policies and procedures of the Company as in effect from time to time for senior executive officers; and

        (k) a living allowance of $30,000 per year during the Term of Employment, payable in equal monthly installments of $2,500, plus an additional payment of $5,000 for the first month of the Term of Employment.

        4.  TERMINATION.

        (a) PERMANENT DISABILITY. During the Term of Employment hereunder, the Company shall maintain a disability insurance policy which shall pay to the Executive 60% of his Base Salary during any period of disability up to Executive's age 65; PROVIDED that the Executive shall assist the Company in procuring such insurance by submitting to reasonable medical examinations and by filling out, executing and delivering such applications and other instruments in writing as may reasonably be required by any insurer to which the Company may apply; and PROVIDED, FURTHER, that the Executive shall be insurable at standard rates. In the event of the permanent disability (as hereinafter defined) of the Executive during the Term of Employment, the Company shall have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, effective upon the giving of such notice (or such later date as shall be specified in such notice). Upon such termination, the Company shall have no further obligations hereunder, except to pay the Executive any amounts or provide the Executive any benefits to which the Executive may otherwise have been entitled under the Company's permanent disability insurance referred to above, and the Executive shall continue to have the obligations provided for in Sections 6 and 7. For purposes of this paragraph, "permanent disability" means any disability as defined under the Company's disability insurance policy referred to Section 3(f).

        (b) DEATH. In the event of the death of the Executive during the Term of Employment, this Agreement shall automatically terminate and the Company shall have no further obligations hereunder, except to pay the Executive's beneficiary or legal representative any amounts or provide any benefits to which the Executive may otherwise have been entitled prorated to the date of death.

        (c) CAUSE. The Company shall have the right, upon written notice to the Executive, to terminate the Executive's employment under this Agreement for Cause (as hereinafter defined), effective upon the giving of such notice (or such later date as shall be specified in such notice), and the Company shall have no further obligations hereunder, except to pay the Executive any amounts or provide the Executive any benefits to which the Executive may otherwise have been entitled prorated to the effective date of termination.

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

        For purposes of this Agreement, "Cause" means:

              (i) fraud or embezzlement on the part of the Executive or material breach by the Executive of his obligations under Section 6 or 7;

              (ii)  conviction of the Executive for any felony;

              (iii) a material breach of, or the willful failure or refusal by the Executive to perform and discharge, his duties, responsibilities or obligations under this Agreement without Good Reason (as hereinafter defined) (other than under Sections 6 and 7 hereof, which shall be governed by clause
(i) above, and other than by reason of permanent disability or death) that is not corrected within 30 days of written notice thereof to the Executive by the Company, such notice to state with specificity the nature of the breach, failure or refusal; PROVIDED that if such breach, failure or refusal cannot reasonably be corrected within 30 days of written notice thereof, correction shall be commenced by the Executive within such period and may be corrected within a reasonable period thereafter; or

              (iv) any substantiated, willful act by the Executive intended to result in substantial personal enrichment of the Executive at the expense of the Company or any of its affiliates or which has a material adverse impact on the business or reputation of the Company or any of its affiliates.

        (d) WITHOUT CAUSE. The Company shall have the right to terminate the Executive's employment under this Agreement without Cause and upon written notice, in which case the Executive's employment under this Agreement shall terminate on the date specified in such notice (except that the Executive shall continue to have the obligations provided for in Sections 6 and 7(a)) and the Company shall have no further obligations hereunder, except (i) to pay the Executive, promptly following such termination, an amount equal to (A) his Base Salary when it would otherwise be payable and (B) the annual bonus payable to the Executive under Section 3(b) prorated to the effective date of termination,
(ii) to cause the Option to vest in full as of the date of termination and to remain exercisable until the end of the option period set forth in the Option, and (iii) to maintain coverage of the Executive in the Company's medical plan for a period of one (1) year after the date of termination, as such plan is in effect during such period for the benefit of the Company's senior executive officers, in lieu of any other compensation, payment or other benefits to which the Executive may otherwise be entitled under this Agreement. There shall be no mitigation for any amounts payable by the Company pursuant to this Section 4(d).

        (e) GOOD REASON. The Executive shall have the right to terminate his employment under this Agreement for Good Reason upon at least three months' prior written notice thereof to the Company given within 30 days of the first occurrence of any event constituting Good Reason, in which case the Executive's employment under this Agreement shall terminate on the date specified in such notice. In the event of any termination of employment by the Executive for Good Reason, the Executive shall have no further obligations under this Agreement other than the obligations provided for in Sections 6 and 7(a). The failure by the Executive to give such written notice in such 30-day period shall preclude the Executive from terminating his employment for Good Reason with respect to such occurrence. In the event of any termination of employment

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

by the Executive for Good Reason, the Company shall have no further obligations hereunder, except (i) to pay the Executive, promptly following such termination, an amount equal to (A) his Base Salary when it would otherwise be payable and (B) the annual bonus payable to the Executive under Section 3(b) prorated to the effective date of termination, (ii) to cause the Option to vest in full as of the date of termination and to remain exercisable until the end of the option period set forth in the Option, and (iii) to maintain coverage of the Executive in the Company's medical plan for a period of one (1) year after the date of termination, as such plan is in effect during such period for the benefit of the Company's senior executive officers, in lieu of any other compensation, payment or other benefits to which the Executive may otherwise be entitled under this Agreement. There shall be no mitigation for any amounts payable by the Company pursuant to this Section 4(e). It is understood and agreed that, during the three-month period following the Executive's delivery of notice of termination for Good Reason to the Company, the Executive shall cooperate fully with the Company to effect the orderly transfer of the Executive's duties to another person or persons. Notwithstanding anything to the contrary contained herein, upon receipt of the Executive's notice of termination for Good Reason, the Company shall have the right to cause the Executive's termination to become effective prior to the end of the three-month period or the date specified in the notice therefor by giving at least two business days' notice thereof to the Executive; PROVIDED that the Company shall continue to pay the Executive's Base Salary until the end of the third month after such notice is given and such amount shall not be offset against any other amounts payable under this Section 4(e).

        For purposes of this Agreement, "Good Reason" means:

              (i) the assignment to the Executive of any duties inconsistent in any material respect with the Executive's positions (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 2 of this Agreement; or

              (ii) the termination of employment of the Executive without Cause or the occurrence of any of the circumstances constituting Good Reason under clause (i) of this definition after a Change in Control (as hereinafter defined).

        For purposes of this Agreement, a "Change in Control" means the occurrence of any one of the following events: (a) any person or other entity (other than any of the Company's subsidiaries), including any person as defined in Section 13(d)(3) of the Exchange Act, becoming the beneficial owner, as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of more than fifty percent (50%) of the total combined voting power of all classes of capital stock of the Company ordinarily entitled to vote for the election of directors of the Company, (b) the sale of all or substantially all of the property or assets of the Company (other than a sale to any of the Company's subsidiaries), (c) the consolidation or merger of the Company with another corporation (other than with any of the Company's subsidiaries or in which the Company is the surviving corporation), the consummation of which would result in the occurrence of an event described in clause (a) above or (d) a change in the Board of Directors of the Company occurring with the result that the members of the Board of Directors of the Company on the date hereof (the

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

"Incumbent Directors") no longer constitute a majority of such Board of Directors, provided that any person becoming a director whose election or nomination for election was supported by a majority of the Incumbent Directors shall be considered an Incumbent Director for purposes hereof.

        5. RESIGNATION UPON TERMINATION. Upon the termination of the Executive's employment hereunder for any reason the Executive agrees that he shall be deemed to have resigned from all offices and directorships held by him in the Company or any of its subsidiaries immediately.

        6. CONFIDENTIALITY; OWNERSHIP. (a) During the Term of Employment and thereafter, the Executive shall keep secret and retain in strictest confidence and not divulge disclose, discuss, copy or otherwise use or suffer to be used in any manner, except in connection with the Business of the Company and the businesses of any of its subsidiaries or affiliates, any Protected Information in any Unauthorized manner or for any Unauthorized purpose (as such terms are hereinafter defined).

              (i) "Protected Information" means trade secrets, confidential or proprietary information and all supplier and customer lists, market research, databases, computer programs and software, operating procedures, knowledge of the organization, products (including prices, costs, sales or content), machinery, contracts, financial information or measures, business plans, details of consultant contracts, new personnel acquisition plans, business acquisition plans, business relationships and other information owned, developed or possessed by the Company or its subsidiaries or affiliates, except as required in the course of performing duties hereunder; PROVIDED that Protected Information shall not include information (a) that is considered by law, custom or otherwise to be generally known in the industry of the Company;
(b) developed by the Executive individually or jointly with others prior to the commencement of employment under Section 2; and (c) that becomes generally known to the public or the trade without violation of this Section 6.

              (ii) "Unauthorized" means: (A) in contravention of the policies or procedures of the Company or any of its subsidiaries or affiliates; (B) otherwise inconsistent with the measures taken by the Company or any of its subsidiaries or affiliates to protect their interests in any Protected Information; (C) in contravention of any lawful instruction or directive, either written or oral, of an employee of the Company or any of its subsidiaries or affiliates empowered to issue such instruction or directive; or
(D) in contravention of any duty existing under law or contract. Notwithstanding anything to the contrary contained in this Section 6, the Executive may disclose any Protected Information to the extent required by court order or decree or by the rules and regulations of a governmental agency or as otherwise required by law; PROVIDED that the Executive shall provide the Company with prompt notice of such required disclosure in advance thereof so that the Company may seek an appropriate protective order in respect of such required disclosure.

        (b) The Executive acknowledges that all developments, including, without limitation, inventions, patentable or otherwise, discoveries, improvements, patents, trade secrets, designs, reports, computer software, flow charts and diagrams, procedures, data, documentation, ideas and writings and applications thereof relating to the Business or planned business of the

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Company or any of its subsidiaries or affiliates that, alone or jointly with others, the Executive may conceive, create, make, develop, reduce to practice or acquire during the Term of Employment (collectively, the "Developments") are works made for hire and shall remain the sole and exclusive property of the Company and the Executive hereby assigns to the Company all of his right, title and interest in and to all such Developments. The Executive shall promptly and fully disclose all future material Developments to the Board of Directors of the Company and, at any time upon request and at the expense of the Company, shall execute, acknowledge and deliver to the Company all instruments that the Company shall prepare, give evidence and take all other actions that are necessary or desirable in the reasonable opinion of the Company to enable the Company to file and prosecute applications for and to acquire, maintain and enforce all letters patent, trademark registrations or copyrights covering the Developments in all countries in which the same are deemed necessary by the Company. All memoranda, notes, lists, drawings, records, files, computer tapes, programs, software, source and programming narratives and other documentation (and all copies thereof) made or compiled by the Executive or made available to the Executive concerning the Developments or otherwise concerning the Business or planned business of the Company or any of its subsidiaries or affiliates shall be the property of the Company or such subsidiaries or affiliates and shall be delivered to the Company or such subsidiaries or affiliates promptly upon the expiration or termination of the Term of Employment.

        (c) The provisions of this Section 6 shall, without any limitation as to time, survive the expiration or termination of the Executive's employment hereunder, irrespective of the reason for any termination.

        7.  COVENANT NOT TO COMPETE.  Subject to the last sentence of this
Section 7, the Executive agrees that until June 30, 1997 the Executive shall not, directly or indirectly, without the prior written consent of the Company:

        (a) solicit, entice, persuade or induce any employee, consultant, agent or independent contractor of the Company or of any of its subsidiaries or affiliates to terminate his or her employment with the Company or such subsidiary or affiliate, to become employed by any person, firm or corporation other than the Company or such subsidiary or affiliate or approach any such employee, consultant, agent or independent contractor for any of the foregoing purposes, or authorize or assist in the taking of any such actions by any third party (for purposes of this Section 7(a), the terms "employee," "consultant," "agent" and "independent contractor" shall include any persons with such status at any time during the six months preceding any solicitation in question); or

        (b) directly or indirectly engage, or participate, or make any financial investment in, or become employed by or render consulting, advisory or other services to or for any of the following business enterprises (or their respective successors-in-interest, including, without limitation, by change of name): K-Mart; Wal-Mart; Hills; Rose's; Target; Caldor; Bradlee; and Jamesway; PROVIDED that nothing in this Section 7(b) shall be construed to preclude the Executive from making any investments in the securities of any such business enterprise to the extent that such enterprise's securities are actively traded on a national securities exchange or in the over-the-counter market in the United States or on any foreign securities exchange and represent, at the time of acquisition, not more than 3% of the aggregate voting power of such business enterprise.

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        Notwithstanding the foregoing, the Executive shall not be subject to the terms and provisions of paragraph (b) of this Section 7 in the case of a termination of employment of the Executive by the Company without Cause or by the Executive for Good Reason.

        8. SPECIFIC PERFORMANCE. The Executive acknowledges that the services to be rendered by the Executive are of a special, unique and extraordinary character and, in connection with such services, the Executive will have access to confidential information vital to the Company's Business and the businesses of its subsidiaries and affiliates. By reason of this, the Executive consents and agrees that if the Executive violates any of the provisions of Section 6 or 7 hereof, the Company and its subsidiaries and affiliates would sustain irreparable injury and that money damages will not provide adequate remedy to the Company and that the Company shall be entitled to have Section 6 or 7 specifically enforced by any court having equity jurisdiction. Nothing contained herein shall be construed as prohibiting the Company or any of its subsidiaries or affiliates from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages from the Executive.

        9. INDEMNIFICATION. To the fullest extent permitted or required by the laws of the State of Delaware, the Company shall indemnify and hold harmless the Executive, in accordance with the terms of such laws, if the Executive is made a party, or threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the Executive is or was an officer or director of the Company or any subsidiary or affiliate of the Company, in which capacity the Executive is or was serving at the Company's request and in furtherance of the Company's best interests, against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, which indemnification shall include the protection of the applicable indemnification provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws of the Company from time to time in effect.

        10. DEDUCTIONS AND WITHHOLDING; EXPENSES. The Executive agrees that the Company or its subsidiaries or affiliates, as applicable, shall withhold from any and all compensation paid to and required to be paid to the Executive pursuant to this Agreement, all Federal, state, local and/or other taxes which the Company determines are required to be withheld in accordance with applicable statutes or regulations from time to time in effect and all amounts required to be deducted in respect of the Executive's coverage under applicable employee benefit plans. For purposes of this Agreement and calculations hereunder, all such deductions and withholdings shall be deemed to have been paid to and received by the Executive.

        11. ENTIRE AGREEMENT. This Agreement embodies the entire agreement of the parties with respect to the Executive's employment and supersedes any other prior oral or written agreements, arrangements or understandings between the Executive and the Company. This Agreement may not be changed or terminated orally but only by an agreement in writing signed by the parties hereto.

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        12.  WAIVER.  The waiver by the Company of a breach of any provision of this Agreement by the Executive shall not operate or be construed as a waiver of any subsequent breach by him. The waiver by the Executive of a breach of any provision of this Agreement by the Company shall not operate or be construed as a waiver of any subsequent breach by the Company.

        13.  GOVERNING LAW; JURISDICTION.

        (a) This Agreement shall be subject to, and governed by, the laws of the State of New York applicable to contracts made and to be performed therein.

        (b) Any action to enforce any of the provisions of this Agreement shall be brought in a court of the State of New York located in the Borough of Manhattan of the City of New York or in a Federal court located within the Southern District of New York. The parties consent to the jurisdiction of such courts and to the service of process in any manner provided by New York law. Each party irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such court and any claim that such suit, action or proceeding brought in such court has been brought in an inconvenient forum and agrees that service of process in accordance with the foregoing sentences shall be deemed in every respect effective and valid personal service of process upon such party.

        14. ASSIGNABILITY. The obligations of the Executive may not be delegated and, except with respect to the designation of beneficiaries in connection with any of the benefits payable to the Executive hereunder, the Executive may not, without the Company's written consent thereto, assign, transfer, convey, pledge, encumber, hypothecate or otherwise dispose of this Agreement or any interest therein. Any such attempted delegation or disposition shall be null and void and without effect. The Company and the Executive agree that this Agreement and all of the Company's rights and obligations hereunder may be assigned or transferred by the Company to and shall be assumed by and binding upon any successor to the Company. The term "successor" means, with respect to the Company or any of its subsidiaries, any corporation or other business entity which, by merger, consolidation, purchase of the assets or otherwise, including after a Change in Control, acquires all or a material part of the assets of the Company.

        15. SEVERABILITY. If any provision of this Agreement or any part thereof, including, without limitation, Sections 6 and 7, as applied to either party or to any circumstances shall be adjudged by a court of competent jurisdiction to be void or unenforceable, the same shall in no way affect any other provision of this Agreement or remaining part thereof, which shall be given full effect without regard to the invalid or unenforceable part thereof, or the validity or enforceability of this Agreement.

        If any court construes any of the provisions of Section 6 or 7, or any part thereof, to be unreasonable because of the duration of such provision or the geographic scope thereof, such court may reduce the duration or restrict or redefine the geographic scope of such provision and enforce such provision as so reduced, restricted or redefined.

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        16.  NOTICES.  All notices to the Company or the Executive permitted or required hereunder shall be in writing and shall be delivered personally, by telecopier or by courier service providing for next-day delivery or sent by registered or certified mail, return receipt requested, to the following addresses:

     The Company:

        Ames Department Stores, Inc.
        2418 Main Street
        Rocky Hill, Connecticut  06067
        Tel:  (203) 257-2000
        Attn:  Chairman of the Board of Directors

     with a copy to:

        Weil, Gotshal & Manges
        767 Fifth Avenue
        New York, New York  10153
        Tel:  (212) 310-8000
        Fax:  (212) 310-8007
        Attn:  Jeffrey J. Weinberg, Esq.

     The Executive:

        Joseph Ettore
        15 Michael Lane
        Scotch Plains, New Jersey 07076

     with a copy to:

        Esanu Katsky Korins & Siger
        605 Third Avenue
        New York, New York 10158
        Tel: (212) 953-6000
        Fax: (212) 953-6899
        Attn:  Roy M. Korins, Esq.

Either party may change the address to which notices shall be sent by sending written notice of such change of address to the other party. Any such notice shall be deemed given, if delivered personally, upon receipt; if telecopied, when telecopied; if sent by courier service providing for next-day delivery, the next business day following deposit with such courier service; and if sent by certified or registered mail, 3 days after deposit (postage prepaid) with the U.S. mail service.

        17. NO CONFLICTS. The Executive hereby represents and warrants to the Company that his execution, delivery and performance of this Agreement and any other agreement to be delivered pursuant to this Agreement will not (i) require the consent, approval or action of any other person or (ii) violate, conflict with or result in the breach of any of the terms of, or constitute (or with notice or lapse of time or both, constitute) a default under, any agreement, arrangement or understanding with respect to the Executive's employment to which the Executive is a party or by which the Executive is bound or subject. The Executive hereby agrees to indemnify and hold harmless the Company, its directors, officers, employees, agents, representatives and affiliates (and such affiliates' directors, officers, employees, agents and representatives) from and against any and all losses, liabilities or claims (including, interest, penalties and reasonable attorneys' fees, disbursements and related charges) based upon or arising out of the Executive's breach of any of the foregoing representations and warranties.

        18. EFFECTIVE DATE. This Agreement shall be effective as of the date first written above.

        19. PARAGRAPH HEADINGS. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        20. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

        21. EXPENSES. All reasonable attorneys' fees and expenses incurred by the Executive in connection with the negotiation, execution and delivery of this Agreement up to $7,000 shall be borne by the Company.

        22. ATTORNEYS' FEES. In the event any litigation or controversy arises out of or in connection with this Agreement between the parties hereto, the non-prevailing party in such litigation or controversy shall be responsible for the attorneys' fees, expenses and suit costs of both parties, including those associated with any applicable or post-judgment collection proceedings.

        23. OFFICERS' AND DIRECTORS' INSURANCE. During the Term of Employment, the Company shall maintain customary directors' and officers' liability insurance if such insurance is available to the Company at reasonable costs.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.


                                        AMES DEPARTMENT STORES, INC.


                                       By /S/ PAUL M. BUXBAUM
                                         -------------------------------
                                           Paul M. Buxbaum
                                           Chairman of the Board
                                             of Directors


                                          /S/ JOSEPH ETTORE
                                         ------------------------------
                                           Joseph Ettore

                                                                 SCHEDULE 3(d)



                                 OPTION TERMS


Expiration Date:June 30, 2000 (the "Expiration Date"), unless terminated earlier as provided below (the "Option Term").

Exercisability:Subject to the provisions on termination below, the Option shall be exercisable on a cumulative basis during the Option Term at a rate of 20% per annum, commencing July 1, 1995.

                    In no event may the Option be exercised for less than one hundred Option Shares (unless the number being purchased is the total balance).

Termination:If the Executive's employment is terminated prior to the Expiration
          Date, the Option shall, to the extent not theretofore exercised, terminate and become null and void, except to the extent described below; PROVIDED that none of the events described below shall extend the period of exercisability of the Option beyond the Expiration
          Date:

               (a) if the Executive dies while employed by the Company and its subsidiaries or during either the thirty (30) day or three
                    (3) month period, whichever is applicable, specified in clauses (b), (c) and (d) below, the Option shall be exercisable for all Option Shares that the Executive is entitled to purchase at the time of the Executive's death, at any time up to and including one (1) year after his death, by the Executive's legatee, distributee, guardian or legal or personal representative;

                    (b)if the Executive's employment with the Company and its subsidiaries is terminated by reason of "permanent disability" (as defined in the Employment Agreement), the Option shall be exercisable for all Option Shares that the Executive is entitled to purchase at the effective date of termination of employment by reason of permanent disability, at any time up to and including thirty (30) days after such effective date;

                    (c) if the Executive's employment with the Company and its subsidiaries is terminated by reason of voluntary retirement after retirement age in accordance with the Company's practices or by reason of the expiration of the Employment Agreement, the Option shall be exercisable for all remaining Option Shares, whether or not then exercisable for such Option Shares, at any time up to and including three (3) months after the effective date of termination of employment;

                    (d) if the Executive's employment with the Company and its subsidiaries is terminated (i) by the Company without Cause (as defined in the Employment Agreement), or
                         (ii) by the Executive for "Good Reason" (as defined in the Employment Agreement), the Option shall, to the extent not theretofore exercised, immediately become exercisable and shall remain exercisable until expiration of the Option Term; and

                    (e) if the Executive's employment with the Company and its subsidiaries is terminated for any reason other than as provided in clauses (a), (b), (c) or (d) above, the Option shall be exercisable for all Option Shares that the Executive is entitled to purchase at the effective date of termination of employment, at any time up to and including thirty (30) days after the effective date of such termination.

                    In addition, upon the occurrence of a "Change in Control" (as defined in the Employment Agreement) during the Option Term, the Option shall become immediately exercisable as to all remaining Option Shares, whether or not the Option is then exercisable for such Option Shares, at any time during the Option Term to the extent of any then unexercised portion thereof.

Other
Restrictions:In order to comply with applicable securities laws, the Option
          Shares, when issued, will bear appropriate legends giving notice of applicable restrictions on transfer under such laws.

Non-Transferable:The Option is not transferable, except by will or the laws of descent and distribution, and may not be pledged or hypothecated in any manner.

                      AMENDMENT TO EMPLOYMENT AGREEMENT



     By Agreement dated as of June 6, 1994 between Ames Department Stores, Inc., a Delaware Corporation (the "Company") and Joseph R. Ettore (the "Executive"), the Company and the Executive entered into an Employment Agreement. The Company and Executive have further agreed to modify the Term of Employment, as defined in the Employment Agreement to provide that the term commence on June 9, 1994.

In witness whereof, the parties have duly executed this Amendment as of June 9, 1994.




                                             Ames Department Stores, Inc.




                                             by  /S/ DAVID H. LISSY
                                                -------------------------
                                                  David H. Lissy
                                                  Senior Vice President




                                                 /S/ JOSEPH R. ETTORE
                                                -------------------------
                                                  Joseph R. Ettore